CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Schedule of Investments (Unaudited)
June 30, 2022

	Shares	Value
MASTER LIMITED PARTNERSHIPS - 31.7%
Gathering & Processing - 7.4%
Crestwood Equity Partners LP	56,250	$1,354,500
DCP Midstream LP (c)	34,779	1,028,763
Western Midstream Partners LP (c)	185,136	4,500,656
Total Gathering & Processing		6,883,919
Pipeline Transportation│Natural Gas - 10.6%
Energy Transfer LP (c)	550,104	5,490,038
Enterprise Products Partners LP (c)	181,288	4,417,989
Total Pipeline Transportation│Natural Gas		9,908,027
Pipeline Transportation│Petroleum - 13.7%
Magellan Midstream Partners LP (c)	55,365	2,644,232
MPLX LP (c)	180,148	5,251,314
NuStar Energy LP	49,703	695,842
Plains All American Pipeline LP (c)	428,654	4,209,382
Total Pipeline Transportation│Petroleum		12,800,770
Total MASTER LIMITED PARTNERSHIPS
(Cost $18,593,503)		29,592,716
COMMON STOCKS - 41.8%
Gathering & Processing - 18.3%
AltaGas, Ltd. (u)	32,695	689,867
Clearway Energy, Inc.	21,701	756,063
Equitrans Midstream Corp. (c)	408,524	2,598,213
Hess Midstream LP	23,994	671,832
Keyera Corp. (u)	70,821	1,617,571
Targa Resources Corp. (c)	82,961	4,950,283
The Williams Companies, Inc. (c)	183,498	5,726,973
Total Gathering & Processing		17,010,802
Liquefaction - 7.5%
Cheniere Energy, Inc. (c)	52,763	7,019,062
Pipeline Transportation│Natural Gas - 11.1%
DT Midstream, Inc.	52,204	2,559,040
Kinder Morgan, Inc. (c)	211,351	3,542,243
ONEOK, Inc.	18,112	1,005,216
TC Energy Corp. (c) (u)	61,803	3,202,013
Total Pipeline Transportation│Natural Gas		10,308,512
Pipeline Transportation│Petroleum - 4.9%
Enbridge, Inc. (c) (u)	108,489	4,584,745
Total Pipeline Transportation│Petroleum		4,584,745
Total COMMON STOCKS
(Cost $28,307,379)		38,923,121
PRIVATE INVESTMENT - 49.6%
Gathering & Processing - 49.6%
KKR Eagle Co-Invest LP (f)		46,200,000
Total PRIVATE INVESTMENT
(Cost $34,472,094)		46,200,000
MONEY MARKET FUNDS - 0.3%
First American Treasury Obligations Fund, Class X, 1.31% (y)	278,696	278,696
Goldman Sachs Financial Square Treasury Solutions Fund, Capital Class, 1.27% (y)	24,814	24,804
Total MONEY MARKET FUNDS
(Cost $303,500)		303,500
Total Investments - 123.4%
(Cost $81,676,476)		115,019,337
Liabilities in Excess of Other Assets - (23.4%)		(21,787,190)
TOTAL NET ASSETS - 100.0%		$93,232,147
The following notes should be read in conjunction with the accompanying Schedule of Investments.
LP — Limited Partnership
(c) — All or a portion of this security is pledged as collateral for credit facility. As of June 30, 2022, the total value of the collateral was $47,637,433.
(f) — This security is fair valued in good faith pursuant to the fair value procedures adopted by the Board of Trustees (the “Board”). The security has been deemed illiquid by the Adviser pursuant to procedures adopted by the Fund’s Board. As of June 30, 2022, the total value of all such securities was $46,200,000 or 49.6% of net assets. The security is in a non-unitized private investment fund that has commitments of $40,000,000, unfunded commitments of $2,556,376, does not permit redemptions and invests solely in Veresen Midstream Limited Partnership. This security is characterized as a Level 3 security within the disclosure hierarchy.

(u) — Foreign security or a U.S. security of a foreign company.
(y) — The rate quoted is the annualized seven-day yield as of June 30, 2022.

Notes to Schedule of Investments (Unaudited)

Valuation of Investments: The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s Net Asset Value (“NAV”) may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser’s Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets or liabilities
Level 2 - quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$29,592,716	$—	$—	$29,592,716
Common Stocks	38,923,121	—	—	38,923,121
Private Investment	—	—	46,200,000	46,200,000
Money Market Funds	303,500	—	—	303,500
Total Investments	$68,819,337	$—	$46,200,000	$115,019,337

The fair value of the Fund’s credit facility, which qualify as a financial instrument under ASC Topic 825, Disclosures about Fair Values of Financial Instruments, approximates the carrying amounts of $21,500,000 for the credit facility presented herein. As of June 30, 2022, these financial instruments are categorized as Level 2 within the disclosure hierarchy.

The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value these Level 3 investments as of June 30, 2022.

Quantitative Information about Level 3 Fair Value Measurements
	Value as of June 30, 2022	Valuation Approach	Valuation Technique	Unobservable Input	Amount	Impact to Valuation from an Increase in Input(1)
Private Investment	$ 46,200,000	Income Approach	Discounted Cash Flow	Discount Rate Exit EBITDA Multiple Liquidity Discount	11.4% 10.9x 15.0%	Decrease Increase Decrease
		Market	Guideline	EBITDA Multiple	10.8x	Increase
		Approach	Public Company	Liquidity Discount	15.0%	Decrease

(1) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The Fund uses a blend of two valuation methodologies in determining the fair value of its private investment in KKR Eagle Co-Invest LP (“the partnership”). The first methodology is a discounted cash flow analysis, which uses the projected cash flows of the partnership to estimate the enterprise value and equity value attributable to the Fund’s interest. Such cash flows include a terminal value for the portfolio company, which is typically based on an Earnings Before Interest, Tax, Depreciation and Amortization multiple derived from market comparable and relevant precedent M&A transactions. A present value of these cash flows is determined by using estimated discount rates. The second methodology is a market comparables analysis that considers key financial inputs, current valuations of comparable public companies and other available measures.

As part of the valuation process, the Fund estimates operating results of the partnership. These estimates utilize inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for the partnership. These estimates are sensitive to changes in assumptions specific to the partnership as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability (liquidity discount), selection of comparable publicly-traded companies, selection of relevant M&A transactions, selected ranges for valuation multiples, and expected required rates of return (discount rates).

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Private Investment
Balance as of September 30, 2021	$41,900,000
Accrued discounts (premiums)	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	4,300,000
Purchases at cost	—
Sales proceeds	—
Balance as of June 30, 2022	$46,200,000
Change in unrealized appreciation for Level 3 assets still held at the reporting date	$4,300,000

For further information regarding security characteristics, see the Schedule of Investments.

Credit facility: The Fund has entered a revolving credit agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage International Ltd. for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. Effective June 1, 2022, the Fund pays interest in the amount of 1.05% plus the Overnight Bank Funding Rate (“OBFR”) on the amount outstanding. Prior to June 1, 2022, the Fund paid interest in the amount of 0.95% plus the 1-month London Interbank Offered Rate on the amount outstanding. As of June 30, 2022, the Fund had outstanding borrowings of $21,500,000. During the nine months ended June 30, 2022, the Fund had an outstanding average daily loan balance of $20,884,982 at a weighted average borrowing cost of 1.39%. The maximum amount outstanding during the nine months was $22,600,000 and the interest expense amounted to $217,300. As of June 30, 2022, the total value of collateral was $47,637,433.